UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2022

Zymeworks BC Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38068	98-1398788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 800, 114 East 4th Avenue, Vancouver, British Columbia, Canada	V5T 1G4
(Address of principal executive offices)	(Zip Code)

(604) 678-1388

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ZYME	New York Stock Exchange
Preferred Share Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On October 21, 2022, Zymeworks Inc. (“Zymeworks”) filed a Current Report on Form 8-K (the “Zymeworks 8-K”) announcing the execution of an Open Market Sale AgreementSM, dated as of October 21, 2022 (the “Sales Agreement”) with Jefferies LLC (“Jefferies”). Zymeworks BC Inc. (the “Company”) is filing this Current Report on Form 8-K (the “Company 8-K”) to report the execution of the Sales Agreement and the other matters set forth below. The information reported in the Company 8-K is substantially the same as the information reported in the Zymeworks 8-K, excluding certain changes to defined terms to reflect the Company as the filer of the Company 8-K. The Company expects to file a Form 15 with the SEC to terminate the registration of its common shares and preferred share purchase rights under Section 12 of the Securities Exchange Act of 1923, as amended (the “Exchange Act”), and to suspend its duty to file reports required by Section 15(d) the Exchange Act.

ITEM 1.01	Entry into a Material Definitive Agreement.

On October 21, 2022, Zymeworks entered into the Sales Agreement, dated as of October 21, 2022, with Jefferies. The Sales Agreement provides for the offer and sale of Zymeworks’ common stock from time to time through Jefferies as its sales agent, subject to the maximum aggregate dollar amount registered pursuant to the applicable prospectus supplement. Sales of shares of common stock through Jefferies, if any, will be made by any method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including without limitation sales made directly on the New York Stock Exchange or any other existing trading market for the shares of common stock. Zymeworks will pay Jefferies a commission of up to 3.0% of the gross sales proceeds of any shares of common stock sold through Jefferies under the Sales Agreement. Zymeworks has also provided Jefferies with customary indemnification and contribution rights.

In accordance with the Sales Agreement, Jefferies will use commercially reasonable efforts to sell Zymeworks’ common stock from time to time, based upon instructions from Zymeworks (including any price, time or size limits or other customary parameters or conditions the Company may impose). Zymeworks is not obligated to make any sales of its common stock under the Sales Agreement. The Sales Agreement may be terminated by Zymeworks or Jefferies upon the written notice to the other party in accordance with the terms of the Sales Agreement. The offering of the shares of common stock pursuant to the Sales Agreement will terminate upon the termination of the Sales Agreement in accordance with its terms.

The shares of common stock are being offered and sold pursuant to the Registration Statement on Form S-3ASR (File No. 333-259970) (“Registration Statement”), including the prospectus, dated October 1, 2021, filed by the Company and the prospectus supplement, dated October 21, 2022, filed by Zymeworks. The Registration Statement was adopted by Zymeworks pursuant to Rule 414 under the Securities Act of 1933, as amended.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference. The Sales Agreement is also incorporated by reference into the Registration Statement.

A copy of the opinion of Wilson Sonsini Goodrich & Rosati, P.C. relating to the legality of the shares of common stock issuable under the Sales Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K and is also incorporated by reference into the Registration Statement.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ITEM 1.02	Termination of a Material Definitive Agreement.

On October 21, 2022, the Company, Zymeworks’ subsidiary, and Jefferies mutually terminated the Open Market Sales AgreementSM (the “Prior Sales Agreement”) by and between the Company and Jefferies, dated November 5, 2019, as amended. The Prior Sales Agreement provided that the Company may sell its common shares, from time to time, through an “at-the-market” equity offering program under which Jefferies acted as sales agent. None of the Company’s common shares were sold under the Prior Sales Agreement that has been terminated.

The foregoing description of the Prior Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement and the related amendment, copies of which are filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 6, 2019 and Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 1, 2021, respectively.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

In reviewing the agreement included as an exhibit to this report, please remember that it is included to provide you with information regarding its terms and is not intended to provide any other factual or disclosure information about Zymeworks or the other parties to the agreement. The agreement contains representations and warranties made by Zymeworks. These representations and warranties have been made solely for the benefit of the other party to the agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•

may have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about Zymeworks may be found elsewhere in this report and Zymeworks’ other public filings, which are available without charge through the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

Exhibit No.	Description

1.1	Open Market Sale AgreementSM, dated October 21, 2022, by and between Zymeworks Inc. and Jefferies LLC.

5.1	Legal Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS BC INC.
(Registrant)

Date: October 21, 2022	By:	/s/ Neil A. Klompas
	Name:	Neil A. Klompas
	Title:	President and Chief Operating Officer

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